UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2006 Aspen Insurance Holdings Limited's wholly-owned subsidiary Aspen Insurance Limited (‘‘Aspen Bermuda’’), and Citibank Europe plc (‘‘CEP’’), formerly known as Citibank Ireland Financial Services plc, entered into a collateralized $300 million committed letter of credit facility (the ‘‘New LOC Facility’’). The terms and conditions that apply to applications Aspen Bermuda may make to CEP for letters of credit from time to time under the New LOC Facility are set forth in the Insurance Letters of Credit – Master Agreement between Aspen Bermuda and CEP dated December 15, 2003 (the ‘‘Master Agreement’’). The letters of credit will be secured pursuant to a Pledge Agreement dated January 17, 2006 (the ‘‘Pledge Agreement’’) between Aspen Bermuda and Citibank, N.A. (‘‘Citibank’’), under which, on October 11, 2006, Citibank assigned its rights and obligations as pledgee to CEP (the ‘‘Assignment Agreement’’). Pursuant to a letter agreement dated October 11, 2006 (the ‘‘Letter Agreement’’), the parties agreed to increase the amount of collateral required under the Pledge Agreement from 100% to 111.111111% or 117.647% of the aggregate amount of the credit then outstanding, depending on the type of security pledged as collateral. The New LOC Facility, the Master Agreement, the Pledge Agreement, a side letter to the Pledge Agreement, the Assignment Agreement and the Letter Agreement are filed hereto as exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained above under ‘‘Item 1.01 Entry into a Material Definitive Agreement’’ is hereby incorporated by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Committed Letter of Credit Facility dated October 11, 2006 between Aspen Insurance Limited and Citibank Ireland Financial Services plc.
10.2	Insurance Letters of Credit – Master Agreement dated December 15, 2003 between Aspen Insurance Limited and Citibank Ireland Financial Services plc.
10.3	Pledge Agreement dated January 17, 2006 between Aspen Insurance Limited and Citibank, N.A.
10.4	Side Letter relating to the Pledge Agreement, dated January 27, 2006 between Aspen Insurance Limited and Citibank, N.A.
10.5	Assignment Agreement dated October 11, 2006 among Aspen Insurance Limited, Citibank, N.A., Citibank Ireland Financial Services plc and The Bank of New York.
10.6	Letter Agreement dated October 11, 2006 between Aspen Insurance Limited and Citibank Ireland Financial Services plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: October 13, 2006	By: /s/ Julian Cusack
	Name:	Julian Cusack
	Title:	Chief Financial Officer